Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 78,537,923	$ 110,179,517
Less: current portion of Government Bonds, net of expected credit losses	35,649,124	46,526,257
Total long-term of Government bonds	42,888,799	63,653,260
Expected credit losses	$ 7,162	$ 9,717